UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 1, 2022

STATE AUTO FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

000-19289
(Commission File Number)
Ohio	31-1324304
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
518 East Broad Street
Columbus, Ohio 43215-3976
(Address of principal executive offices, including zip code)
(614) 464-5000
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	STFC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed on July 12, 2021, in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") by State Auto Financial Corporation, an Ohio corporation ("STFC"), STFC and State Automobile Mutual Insurance Company, an Ohio mutual insurance company ("SAM"), entered into an Agreement and Plan of Merger and Combination (the "Merger Agreement") with Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company ("LMHC"), Pymatuning, Inc., an Ohio corporation and wholly-owned indirect subsidiary of LMHC ("Merger Sub I"), and Andover, Inc., an Ohio corporation and wholly-owned direct subsidiary of LMHC ("Merger Sub II").  Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Merger Agreement.

On March 1, 2022 (the "Closing Date"), upon the terms and subject to the conditions set forth in the Merger Agreement, SAM reorganized (in accordance with all applicable provisions of Sections 3913.25 to 3913.38 of the Ohio Revised Code), pursuant to a Plan of Reorganization adopted by the members and the board of directors of SAM (the "SAM Board"), which reorganization was effected through a merger (pursuant to Section 3913.32(A) and Section 1702.411 of the Ohio Revised Code and Section 19T(b)(ii) of Chapter 175 of the Massachusetts General Laws) of Merger Sub II with and into SAM, with SAM surviving such merger as an Ohio domiciled reorganized stock insurance subsidiary of LMHC (SAM, as so reorganized, "Reorganized SAM") and LMHC granted equity rights in LMHC to each SAM member upon the extinguishment of such SAM member's equity rights in SAM at the effective time of such merger (the foregoing components of one simultaneous transaction, collectively, the "SAM Transaction").  Simultaneously with the SAM Transaction, LMHC effected the acquisition of STFC through the merger of Merger Sub I with and into STFC (the "STFC Merger") with STFC surviving the STFC Merger as the surviving corporation, in accordance with Chapter 1701 of the Ohio Revised Code (the STFC Merger, together with the SAM Transaction, the "Transactions").

Item 2.01	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, at the effective time of the STFC Merger (the "Effective Time") on the Closing Date, LMHC completed its previously announced acquisition of STFC.  As a result of the STFC Merger, STFC survived as a wholly-owned indirect subsidiary of LMHC.  At the Effective Time, each share of STFC's common stock, no par value per share (each, a "Share"), that was issued and outstanding immediately prior to the Effective Time (other than the SAM Owned Shares, the Cancelled Shares and the Dissenting Shares) was converted automatically into the right to receive an amount in cash, without interest, equal to $52.00 (the "Merger Consideration"), and was automatically cancelled and retired and ceased to exist.

In addition, at the Effective Time, (i) each restricted stock award (each, a "STFC RSA") that was outstanding immediately prior to the Effective Time, whether vested or unvested, became fully vested, in the case of a time-based vesting STFC RSA, or became vested at the target level of performance, in the case of a performance-based vesting STFC RSA, and, in each case, automatically converted, to the extent vested after giving effect to this clause, into the right to receive the Merger Consideration (it being understood that any performance-based STFC RSA that did not vest in accordance with this clause was automatically forfeited at the Effective Time without payment therefor); (ii) each STFC restricted stock unit (each, a "STFC RSU") that was outstanding immediately prior to the Effective Time, whether vested or unvested, became fully vested, in the case of a time-based vesting STFC RSU, or became vested at the target level of performance, in the case of a performance-based vesting STFC RSU, and, in each case, automatically converted, to the extent vested after giving effect to this clause, into the right to receive a lump-sum amount in cash, without interest, equal to the product of (A) the Merger Consideration and (B) the number of Shares subject to such STFC RSU (it being understood that any performance-based STFC RSU that did not vest in accordance with this clause was automatically forfeited at the Effective Time without payment therefor); (iii) each option to acquire Shares (each, a "STFC Stock Option") that was outstanding immediately prior to the Effective Time, whether vested or unvested, was deemed to be fully vested and was cancelled and converted into the right to receive a lump-sum amount in cash, without interest, equal to the product of (A) the excess, if any, of (1) the Merger Consideration, over (2) the per share exercise price of such STFC Stock Option, multiplied by (B) the total number of Shares subject to such STFC Stock Option immediately prior to the Effective Time (it being understood that any STFC Stock Option with an exercise price per Share that was equal to or greater than the Merger Consideration at the Effective Time was cancelled for no consideration therefor); and (iv) each STFC cash-based performance award unit (each, a "STFC PAU") that was outstanding immediately prior to the Effective Time became vested at the target level of performance, and was automatically cancelled and converted into the right to receive a lump-sum amount in cash, without interest, equal to $1.00 and such amount was in full satisfaction of each such STFC PAU.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the STFC Merger and the Merger Agreement, and the other transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by STFC with the SEC on July 12, 2021, which is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On the Closing Date, STFC (i) notified The NASDAQ Global Select Market ("Nasdaq") of the consummation of the STFC Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Upon effectiveness of the Form 25, STFC intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Shares and suspend STFC's reporting obligations under Section 13 and 15(d) of the Exchange Act.  Trading of the Shares on Nasdaq was halted prior to the opening of trading on the Closing Date.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

As a result of the STFC Merger, each Share that was issued and outstanding immediately prior to the Effective Time (other than the SAM Owned Shares, the Cancelled Shares and the Dissenting Shares, as described in Item 2.01 of this Current Report on Form 8-K) was converted, at the Effective Time, into the right to receive the Merger Consideration.  Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as shareholders of STFC, other than the right to receive the Merger Consideration.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

As a result of the STFC Merger, at the Effective Time, a change of control of STFC occurred, and STFC became a wholly-owned indirect subsidiary of LMHC.

The information contained in the Introductory Note and Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Merger Agreement, at the Effective Time, Michael E. LaRocco, Robert E. Baker, Kym M. Hubbard, Michael J. Fiorile, David R. Meuse, S. Elaine Roberts, Setareh Pouraghabagher and Dwight E. Smith each ceased to be directors of STFC and members of any committee of STFC's Board of Directors.

Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub I immediately prior to the Effective Time became the directors of STFC.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the Articles of Incorporation of STFC were amended and restated in their entirety at the Effective Time.  A copy of such Amended and Restated Articles of Incorporation are attached as Exhibit 3.01 hereto and are incorporated herein by reference.

 Pursuant to the Merger Agreement, the Code of Regulations of STFC were amended and restated in their entirety at the Effective Time.  A copy of such amended and restated Code of Regulations of STFC are attached as Exhibit 3.04 hereto and are incorporated herein by reference.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On March 1 2022, LMHC issued a press release announcing the closing of the Transactions.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger and Combination by and among Liberty Mutual Holding Company Inc., Pymatuning, Inc., Andover, Inc., State Automobile Mutual Insurance Company, and State Auto Financial Corporation, dated as of July 12, 2021 (incorporated by reference to Exhibit 2.1 to STFC's Current Report on Form 8-K filed with the Commission on July 12, 2021).

3.01	Second Amended and Restated Articles of Incorporation of State Auto Financial Corporation

3.04	Second Amended and Restated Code of Regulations of State Auto Financial Corporation

99.1	Press release, dated March 1, 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE AUTO FINANCIAL CORPORATION
(Registrant)

Date: March 1, 2022	/s/ Melissa A. Centers
Melissa A. Centers
Senior Vice President, Secretary and General Counsel